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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 13, 2001
                                Date of Report

                              (Earliest Reported
                            Event is June 10, 2001)

                              REMEDY CORPORATION
            (Exact name of registrant as specified in its charter)

                         Commission File No. 000-25494


           Delaware                                  77-0265675
(State or other jurisdiction of           (IRS Employer Identification No.)
incorporation or jurisdiction)


      1585 Charleston Road                              94043
    Mountain View, California                         (Zip Code)
(Address of principal executive offices)



      Registrant's telephone number, including area code: (650) 903-5200


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        (Former names or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

     On June 10, 2001, Peregrine Systems, Inc., a Delaware corporation ("Peregrine"), Rose Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Peregrine, and Remedy Corporation, a Delaware corporation ("Remedy"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") providing for the business combination of Remedy and Peregrine through the merger of Remedy with and into Rose Acquisition Corporation, after which Rose Acquisition Corporation will be the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, each share of common stock of Remedy issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $9.00 in cash and
 .9065 of a share of the common stock of Peregrine. Peregrine and Remedy issued a joint press release announcing the pending Merger on June 11, 2001.

     Consummation of the Merger is subject to certain conditions, including (i) approval of the transaction by the stockholders of Remedy and (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     In connection with the Merger, certain stockholders of Remedy have entered into voting agreements, all dated as of June 10, 2001, pursuant to which those stockholders agree to vote in favor of adopting the Merger Agreement and approving the Merger.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference in its entirety. A copy of the form of Voting Agreement entered into between Peregrine and certain stockholders of Remedy is attached hereto as Exhibit 9.1 and is incorporated by reference in its entirety. A copy of the form of Affiliate Agreement entered into between Peregrine and certain stockholders is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety. A copy of the joint press release issued by Peregrine and Remedy on June 11, 2001, is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.    Description.
-----------    ------------

    2.1 Agreement and Plan of Merger and Reorganization, dated as of June 10, 2001, by and among Peregrine, Rose Acquisition Corporation and Remedy.

    9.1 Form of Voting Agreement between Peregrine and certain stockholders of Remedy.

    99.1 Form of Affiliate Agreement between Peregrine and certain stockholders of Remedy.

    99.2       Joint Press Release, dated June 11, 2001, by Peregrine and
               Remedy.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 13, 2001              Remedy Corporation

                                 By: /s/ Ron J. Fior
                                     -------------------------------------------
                                     Ron J. Fior, Vice President Finance &
                                     Operations, Chief Financial Officer